SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 05, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-9120 (Commission File Number)	84-0793089 (IRS Employer Identification No.)

500 North Loop 1640 East, Suite 250 San Antonio, Texas (Address of principal executive offices)	78232 (Zip Code)

(210) 496-5300 (Registrant’s telephone number, including area code)

Item 9: Regulation FD Disclosure The following exhibit is furnished herewith:

Exhibit Number	Description
99	Press Release dated September 4, 2003, entitled "The Exploration Company Updates Maverick Basin Operations"

The information in this Report (including Exhibit 99) is furnished pursuant to Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 5, 2003

THE EXPLORATION COMPANY OF DELAWARE, INC.
/s/ P. Mark Stark P. Mark Stark Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated September 4, 2003, entitled "The Exploration Company Updates Maverick Basin Operations"

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